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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): July 17, 2000



                            CONCENTREX INCORPORATED
             (exact name of registrant as specified in its charter)

Oregon                             0-21980                  93-0704365
(State or other jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)        Identification No.)


400 SW Sixth Avenue, Portland, Oregon                         97204
(Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (503)274-7280
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Item 5. Other Matters
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        (a)  On July 17, 2000, the Registrant issued a press release that is attached hereto as Exhibit 99.1, and which is incorporated herein by reference.
        (b) Exhibits. 99.1 - Press Release, dated July 17, 2000, issued by Concentrex Incorporated.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CONCENTREX INCORPORATED
                                       (Registrant)



DATE:  July 17, 2000                   /s/ Jeffrey P. Strickler
                                       ------------------------
                                       Jeffrey P. Strickler
                                       Vice President and
                                       General Counsel